UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 27, 2023
Enhabit, Inc.
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41406	47-2409192
(Commission File Number)	(IRS Employer Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of Principal Executive Offices, Including Zip Code)
(214) 239-6500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.
On June 27, 2023, Enhabit, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to the Credit Agreement, dated as of June 1, 2022, among the Company, Wells Fargo Bank, National Association, as administrative agent, collateral agent, and swingline lender, and other lenders party thereto (such credit agreement, the “Credit Agreement”).
The Amendment provides for, among other things, (i) a new tier to the pricing grid for interest rate margins when the Total Net Leverage Ratio (as defined in the Credit Agreement) exceeds 4.50 to 1.00; (ii) changes to the conditions concerning the Company’s Total Net Leverage Ratio (as defined in the Credit Agreement) that must be met for the Company to borrow incremental ratio-based amounts; (iii) an increase in the maximum permitted Total Net Leverage Ratio (as defined in the Credit Agreement) to 5.25 to 1.00 for the quarters ending June 30, 2023, September 30, 2023, and December 31, 2023, stepping down to 5.00 to 1.00 for the quarter ending March 31, 2024, 4.75 to 1.00 for the quarter ending June 30, 2024, and 4.50 to 1.00 for the quarter ending September 30, 2024 and thereafter; and (iv) modifications to the Company’s ability to declare and make certain restricted payments.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1
First Amendment to Credit Agreement, dated as of June 27, 2023, by and among Enhabit, Inc., Wells Fargo Bank, N.A., as administrative agent, collateral agent, and swingline lender, and various other lenders from time to time party thereto.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: June 27, 2023